Investor Presentation – First Quarter 2021 May 2021 Financial Information for the three months ended March 31, 2021

1 Disclaimers LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in certain operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” "view," “confident,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward- looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix.

2 Q1’21 Highlights Revenue $294.7 million 127.3% vs. prior year Adjusted Net Income2 $13.2 million 90.5% vs. prior year Book Value per share2,3 $11.63 21.2% vs. 3/31/20 Net income1 $30.6 million vs. prior year net loss of $60.6 million Overall  Adjusted net income2 of $13.2m, with a 13.7% adj ROAE2, driven by growth in insurance and mortgage operations.  Book value per share of $11.63, when combined with dividends of $0.16 per share, increased 21.2% versus PY.  Share repurchases of 2.3 million over the past four quarters at an average 49% discount to book value per share. Insurance  Gross written premiums and premium equivalents4 of $505m, up 29% versus the prior year driven by robust 28% organic growth with all lines of business and regions contributing.  Adjusted net income of $12.8m, up 46% from PY driven by 20% revenue growth (ex. investment gains/losses) and improved combined ratio.  Annualized Adjusted ROAE of 17.9%, compared to 12.7% in PY  Combined ratio of 91.5% improved from 93.6% in PY driven by shift in mix toward more profitable lines and continued scalability of technology and shares service platforms. Mortgage  Adjusted net income of $7.5m, an increase of $7.3m from PY, driven by growth in volumes and margins from low interest rate environment and continued home price appreciation. ($ in millions, except per share information) 1 Net income before non-controlling interests. 2 For a reconciliation of Non-GAAP metrics Adjusted net income, adjusted return on average equity and book value per share to GAAP financials, see the Appendix. 3 Year-over-year total return defined as cumulative dividends paid of $0.16 per share plus book value per share as of March 31, 2021 4 Gross written premium and premium equivalents are the base used to calculate the service fee income for non-insurance products. This base includes the amount charged to end consumers for a warranty or a car club membership.

3 Q1’20 Q1’21 V% Total Revenues $129.7 $294.7 127.3% Net income (loss) b/f NCI $(60.6) $30.6 NM% Diluted EPS $(1.74) $0.81 NM% Adjusted net income1 $6.9 $13.2 90.5% Adjusted ROAE1 7.3% 13.7% 6.4% Total shares outstanding 34.3 32.5 Book Value per share1 $9.73 $11.63 Financial Results Key Highlights: Revenues up 127.3% over PY (25.6% ex. investment gains/losses) driven by: • Continued growth in insurance underwriting & fee revenues • Improved volumes and margins in our mortgage operations Net income of $30.6 million versus PY loss due to: • Net realized and unrealized gains in Q1’21 compared to losses in Q1’20 Adjusted Net Income Income before taxes Unrealized & Realized Gains (Losses)2 Income tax & tax on adjustments Stock-based Compensation Expense Non-recurring expense & Non- cash fair value adjustments Intangibles Amortization Q1'21 Invesque Unrealized Gains (Losses) Adjusted Net Income to Income before taxes Bridge 1 For a reconciliation of Non-GAAP metrics Adjusted net income, adjusted return on average equity and book value per share to GAAP financials, see the Appendix. 2 Excludes Mortgage realized and unrealized gains and losses. ($ in millions, except per share information)

4 KPIs – Underlying Operations Remain Resilient 1 For a reconciliation of the Non-GAAP metric, Adjusted net income to GAAP financials, see the Appendix. 2 Gross written premiums and premium equivalents are the base used to calculate the service fee income for non-insurance products. This base includes the amount charged to end consumers for a warranty or a car club membership. $6.1 $8.7 $12.8 $0.3 $0.2 $7.5 $(5.5) $(5.3) $(7.7) $4.1 $3.3 $0.6 $5.0 $6.9 $13.2 Q1'19 Q1'20 Q1'21 191 246 338 56 133 151 3 13 16 $250 $392 $505 Q1'19 Q1'20 Q1'21 Quarterly 728 695 854 91 301 391 30 37 72 $849 $1,033 $1,317 2019 Q1'20 Q1'21 Consolidated Adjusted Net Income1 Insurance Gross Written Premiums & Equivalents2 Insurance Unearned Premiums & Deferred Revenues U.S. Insurance U.S. Warranty Solutions Europe Warranty Solutions ($ in millions) Corporate Insurance Mortgage Tiptree Capital - Other ‘21 v ‘20 29% growth 28% organic growth ‘21 v ‘20 27% total & organic growth

Operating Performance

TiptreeInc.

($ in millions)

Q1'21 Capital Allocation & Annual Performance Comparison

Business Lines	Stockholders' Equity[1] Q1'21	Adjusted Net Income[2] Q1'20 LTM	Q1'21 LTM
Insurance	**$274.1**	**$35.5**	**$47.5**
- Underwriting & fees		$27.7	$39.8
- Investments		$7.8	$7.7
Tiptree Capital	**$191.5**	**$17.0**	**$37.6**
- Mortgage	$70.6	$3.8	$35.8
- Tiptree Capital – Other	$120.9	$13.2	$1.8
Corporate	**$(68.2)**	**$(23.0)**	**$(27.4)**
Total Tiptree	**$397.4**	**$29.5**	**$57.7**
- Total shares outstanding		34.3	32.5

Q1'21 Last Twelve Month Highlights

Adjusted net income of $57.7m, up 95.3% from Q1'20

- Adjusted return on average equity of 15.6%[1]

Insurance: 17.3% Adjusted return on average equity

- Growth in insurance underwriting and fee revenues
- Combined ratio improvement
- Continued growth in unearned premiums and deferred revenue (an indicator of future revenues)

Tiptree Capital: 21.6% Adjusted return on average equity

- Strong mortgage volumes and margins
- Positive operating contributions from shipping investments

Corporate:

- Increased interest expense due to upsized credit agreement

1 Total stockholders' equity shown. Net of other non-controlling interests total stockholders' equity was $378.4 million as of March 31, 2021.
2 See the appendix for a reconciliation of Non-GAAP metrics including Adjusted net income and adjusted return on average equity.

5

Insurance Performance Highlights Q1’21

Insurance – Financial Performance Highlights

TiptreeInc.

($ in millions)

Summary Financials[1]

	Q1'20	Q1'21	V%
Premiums & equivalents[2]	$392.4	$505.0	28.7%
Revenue	$143.3	$222.6	55.3%
Pre-tax income (loss)	$(27.1)	$21.5	NM%
Adjusted net income[1]	$8.7	$12.8	46.3%
Adjusted ROAE[1]	12.7%	17.9%	5.2%
Combined ratio	93.6%	91.5%	(2.1)%
Unearned premiums & Deferred revenue	$1,033.1	$1,316.6	27.4%

Insurance products

Underwriting and Fee Revenues[1]



$173
5
40
129
$210
10
52
148
Europe Warranty Solutions
U.S. Warranty Solutions
U.S. Insurance
Q1'20
Q1'21

Underwriting and Fee Margin[1]



$42
2
16
24
$54
3
22
29
Europe Warranty Solutions
U.S. Warranty Solutions
U.S Insurance
Q1'20
Q1'21

Combined Ratio



93.6%
17.9%
75.7%
91.5%
17.3%
74.2%
Expense Ratio
Underwriting Ratio
Q1'20
Q1'21

Q1'21 Highlights & Outlook

(1) Continued growth through insurance and warranty program expansion and onboarding new clients, with a focus on stable, improved profitability

- $1,317m of unearned premiums & deferred revenue, representing 27% year-over-year organic growth
- Continued investment in strategic growth initiatives
  - ✓ U.S. Insurance admitted and E&S programs
  - ✓ Capital-light warranty solutions
  - ✓ European expansion

(2) Produced stable, growing results from underwriting and fees

- Underwriting margin of $54m, up 29%, driven by strong performance in warranty and specialty commercial programs
- Consistent profitability improvements with combined ratio of 91.5%, 210 bps improvement from Q1'20 driven by shift in product mix to warranty and specialty commercial programs

(3) Capital and liquidity remain strong and continue to support growth objectives

1 See the appendix for a reconciliation of Non-GAAP measures Adjusted net income, adjusted return on average equity, underwriting and fee revenues and underwriting and fee margin to GAAP financials.
2 Gross written premiums and premium equivalents are the base used to calculate the service fee income for non-insurance products. This base includes the amount charged to end consumers for a warranty or a car club membership.

7

Diverse Portfolio of Insurance & Fee-Generating Services

TiptreeInc.

Key Highlights

- Diversified product mix with emphasis on small premium-per-risk ecosystems & short-tail liabilities
- Products & services distributed through independent & retail agents, managing general underwriters (MGUs), consumer lenders, third-party administrators (TPAs) & retailers
- Strategy of blending multiple revenue streams with traditional premiums providing higher earnings stability
- A significant portion of our premiums & cash flow are generated in non-regulated service companies

Product Mix



Commercial 22%
Auto Warranty 20%
Consumer Goods Warranty 3%
Premium and Warranty Finance 6%
Warranty Services 3%
Europe Warranty Solutions 3%
Credit Insurance 9%
Collateral Protection 14%
Niche Personal Lines 8%
Warranty Insurance 12%
Q1'21 LTM GWPPE(1) $1.8Bn

Line of Business



U.S. Insurance 65%
U.S. Warranty Solutions 32%
Europe Warranty Solutions 3%
Q1'21 LTM GWPPE(1) $1.8Bn

Revenue Mix



Earned Premiums, Net 68%
Service and Administrative Fees 27%
Other Income(2) 5%
Q1'21 LTM Total Revenues $739mm

1 Gross written premiums & premium equivalents
2 Includes ceding commissions, net investment income & other revenue, excluding net realized & unrealized gains (losses).

8

9 Compelling Growth Story 1 NAIC, 2020. 2 NAIC, 2019. 3 Allied Market Research, 2019 Extended Warranty Report, North America. We are well-positioned to capitalize on a substantial opportunity in the insurance industry. New & Renewal Programs ◼ Excess & Surplus Insurance — Fortegra Specialty formed Q4’20 ◼ Admitted Insurance — Growth in new & renewal programs ◼ Warranty Solutions — Capital-light business model Continued Geographic Expansion ◼ Entered Europe in 2018 (56% growth in 2020) ◼ Central & Western Europe Maintain & Expand Existing Programs ◼ $1.3Bn UEP & Deferred Revenue ◼ ~95% persistency with insurance agents ◼ Recent acquisitions to accelerate growth A B C $56bn¹ $627bn² $53bn³ $31bn³ Addressable Market 503 599 728 807 854 57 74 91 386 391 1 30 67 72 $560 $674 $849 $1,260 $1,317 2017 2018 2019 2020 Q1'21 U.S. Insurance U.S. Warranty Solutions Europe Warranty Solutions Unearned Premiums & Deferred Revenues

Cash & Equivalents 10% Government & Agency 29% Corporate Bonds 17% Fixed Income ETFs 9% Muni & ABS 12% Equities 6% Other Alternatives 17% Cash & Equivalents 13% Government & Agency 38% AAA 6% AA 13% A 16% BBB 2% Fixed Income ETFs 12% $556m 10 Insurance Investment Portfolio Q1’21 Investment Mix Liquid and Highly-Rated Fixed Income Portfolio ($ in millions) 499 556 89 167 $588 $723 Q1'20 Q1'21 Other investments Fixed Income & Cash Income Statement Metrics $723m Q1’20 Q1’21 Net investment income $3.5 $2.8 Net realized and unrealized gains (losses) $(33.6) $9.7 ◼ ~2.4 year duration ◼ $402m Blackrock managed ◼ AA rating ◼ 1.6% book yield

Performance Highlights Q1’21

Tiptree Capital – Financial Performance Highlights

TiptreeInc.

($ in millions)

Tiptree Capital Equity



$184.5
3.8
97.5
31.8
51.4
$156.6
3.2
44.3
33.4
75.7
$191.5
5.5
39.7
70.6
75.7
Other
Seniors Housing (Invesque/Care)2
Mortgage
Maritime transportation
Q1'19
Q1'20
Q1'21

Financial drivers

	Pre-tax income		Adjusted Net Income[1]	
	Q1'20	Q1'21	Q1'20	Q1'21
Mortgage	$(1.1)	$13.1	$0.2	$7.5
Senior living (Invesque)[2]	(46.0)	13.8	2.0	-
Maritime transportation	1.2	0.5	1.3	0.5
Other	(0.4)	0.7	-	-
Total	$(46.3)	$28.1	$3.5	$8.0

Q1'21 Performance & Outlook

Mortgage:

- Pre-tax income increased substantially over PY as a result of improved volumes and margins driven by low interest rates and home price improvement
- Mortgage origination volumes of $420m, up 34% over Q1'20
- MSR asset of $20.9m, including positive MTM of $3.4m in Q1'21

Senior living (Invesque – IVQ.U):

- Unrealized gains of $13.8m in Q1'21 from increase in share price
- Invesque using excess liquidity from Apr'20 dividend suspension to reduce leverage levels

Maritime transportation:

- Strong demand in dry-bulk sector, offset by year-over-year decline in tanker rates
- One of five vessels in dry dock for portion of Q1, undergoing five-year maintenance requirements

1 See the appendix for a reconciliation of Adjusted net income to GAAP financials.
2 17.0m of Invesque common shares, 2.9m shares held in the insurance company investment portfolio. On balance sheet at fair value - $47.7 million, $39.5 million in Tiptree Capital as of March 31, 2021.

12

$6.9 $13.2 Q1'20 Q1'21 13 Continued growth and underwriting performance at Fortegra Maintain focus on business execution Focus on growing and improving long-term, net investment income Summary & Outlook ($ in millions, except per share information) BVPS & Dividends Paid1 Adjusted Net Income1 ✓ Record quarter for Tiptree revenues and net income ✓ Strong growth in underlying operations in Q1’21 ✓ Continued execution on growth initiatives at insurance and mortgage businesses 1 See the appendix for a reconciliation of Adjusted net income, adjusted return on average equity and Book value per share to GAAP financials. 1 2 3 Book value per share Dividends paid $9.73 $11.63 $0.04 $0.04 Q1'20 Q1'21 Q1’21 Highlights Looking ahead 7.3% 13.7%Adjusted ROAE1

14 Appendix Non-GAAP Reconciliations • Insurance underwriting and fee revenue • Insurance underwriting and fee margin • Book Value per share • Adjusted net income

15 Non-GAAP Reconciliations Adjusted Net Income We define adjusted net income as income before taxes, less provision (benefit) for income taxes, and excluding the after-tax impact of various expenses that we consider to be unique and non-recurring in nature, including merger and acquisition related expenses, stock-based compensation, net realized and unrealized gains (losses) and intangibles amortization associated with purchase accounting. We use adjusted net income as an internal operating performance measure in the management of business as part of our capital allocation process. We believe adjusted net income provides useful supplemental information to investors as it is frequently used by the financial community to analyze financial performance between periods and for comparison among companies. Adjusted net income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define adjusted net income differently. We present adjustments for amortization associated with acquired intangible assets. The intangible assets were recorded as part of purchase accounting in connection with Tiptree’s acquisition of FFC in 2014, Defend in 2019, and Smart AutoCare and Sky Auto in 2020. The intangible assets acquired contribute to overall revenue generation, and the respective purchase accounting adjustments will continue to occur in future periods until such intangible assets are fully amortized in accordance with the respective amortization periods required by GAAP. We define adjusted return on average equity as adjusted net income expressed on an annualized basis as a percentage of average beginning and ending stockholder’s equity during the period. We use adjusted return on average equity as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted return on average equity should not be viewed as a substitute for return on average equity calculated in accordance with GAAP, and other companies may define adjusted return on average equity differently. Book value per share Management believes the use of book value per share provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis. Insurance – Underwriting and Fee Revenues We generally manage our exposure to the underwriting risk we assume using both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid are adjusted based on the actual underlying losses incurred), which mitigate our risk. Period-over-period comparisons of revenues and expenses are often impacted by the PORCs and distribution partners’ choice as to whether to retain risk, specifically service and administration fees and ceding commissions, both components of revenue, and policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the underwriting performance of the Company’s programs and the respective retentions between the Company and its agents and reinsurance partners, we use the non-GAAP metrics underwriting and fee revenues and underwriting and fee margin. We define underwriting and fee revenues as total revenues from our Insurance segment excluding net investment income, net realized and unrealized gains (losses). Underwriting and fee revenues represents revenues generated by our underwriting and fee-based operations and allows us to evaluate our underwriting performance without regard to investment income. We use this metric as we believe it gives our management and other users of our financial information useful insight into our underlying business performance. Underwriting and fee revenues should not be viewed as a substitute for total revenues calculated in accordance with GAAP, and other companies may define underwriting and fee revenues differently. Insurance - Underwriting and Fee Margin We define underwriting and fee margin as income before taxes from our Insurance segment, excluding net investment income, net realized and unrealized gains (losses), employee compensation and benefits, other expenses, interest expense and depreciation and amortization. Underwriting and fee margin represents the underwriting performance of our underwriting and fee-based programs. As such, underwriting and fee margin excludes general administrative expenses, interest expense, depreciation and amortization and other corporate expenses as those expenses support the vertically integrated business model and not any individual component of our business mix. We use this metric as we believe it gives our management and other users of our financial information useful insight into the specific performance of our underlying underwriting and fee program. Underwriting and fee income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define underwriting and fee margin differently.

16 Non-GAAP Reconciliations – Underwriting and Fee Revenues & Margin We define underwriting and fee revenues as total revenues from our Insurance segment excluding net investment income, net realized and unrealized gains (losses). Underwriting and fee revenues represents revenues generated by our underwriting and fee-based operations and allows us to evaluate our underwriting performance without regard to investment income. We use this metric as we believe it gives our management and other users of our financial information useful insight into our underlying business performance. Underwriting and fee revenues should not be viewed as a substitute for total revenues calculated in accordance with GAAP, and other companies may define underwriting and fee revenues differently. We define underwriting and fee margin as income before taxes from our Insurance segment, excluding net investment income, net realized and unrealized gains (losses), employee compensation and benefits, other expenses, interest expense and depreciation and amortization. Underwriting and fee margin represents the underwriting performance of our underwriting and fee-based programs. As such, underwriting and fee margin excludes general administrative expenses, interest expense, depreciation and amortization and other corporate expenses as those expenses support the vertically integrated business model and not any individual component of our business mix. We use this metric as we believe it gives our management and other users of our financial information useful insight into the specific performance of our underlying underwriting and fee program. Underwriting and fee income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define underwriting and fee margin differently. ($ in thousands) Three Months Ended, March 31, 2021 2020 Total revenues $ 222,563 $ 143,340 Less: Net investment income (2,767) (3,488) Less: Net realized and unrealized gains (losses) (9,672) 33,601 Underwriting and fee revenues $ 210,124 $ 173,453 Three Months Ended March 31, 2021 2020 Income (loss) before income taxes $ 21,528 $ (27,117) Less: Net investment income (2,767) (3,488) Less: Net realized and unrealized gains (losses) (9,672) 33,601 Plus: Depreciation and amortization 4,191 2,270 Plus: Interest expense 4,304 3,648 Plus: Employee compensation and benefits 19,089 17,042 Plus: Other expenses 17,632 16,220 Underwriting and fee margin $ 54,305 $ 42,176 As of March 31, 2021 2020 Total stockholders’ equity $ 397,399 $ 344,336 Less: Non-controlling interests 18,956 10,483 Total stockholders’ equity, net of non-controlling interests $ 378,443 $ 333,853 Total common shares outstanding 32,538 34,302 Book value per share $ 11.63 $ 9.73 Management uses Book value per share, which is a non-GAAP financial measure. Management believes the use of this financial measure provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis. Tiptree’s book value per share was $11.63 as of March 31, 2021 compared with $9.73 as of March 31, 2020. Total stockholders’ equity, net of other non-controlling interests for the Company was $378.4 million as of March 31, 2021, which comprised total stockholders’ equity of $397.4 million adjusted for $19.0 million attributable to non-controlling interest at certain operating subsidiaries that are not wholly owned by the Company, such as Luxury and management interests in subsidiaries. Total stockholders’ equity, net of other non-controlling interests for the Company was $333.9 million as of March 31, 2020, which comprised total stockholders’ equity of $344.3 million adjusted for $10.4 million attributable to non-controlling interest at subsidiaries that are not wholly owned by the Company.

Non-GAAP Reconciliations – Adjusted Net Income

TiptreeInc.

($ in thousands)

	Three Months Ended March 31, 2021					Three Months Ended March 31, 2020				
		Tiptree Capital					Tiptree Capital			
	Insurance	Mortgage	Other	Corporate Expenses	Total	Insurance	Mortgage	Other	Corporate Expenses	Total
Income (loss) before taxes	$ 21,528	$ 13,077	$ 14,994	$ (10,207)	$ 39,392	$ (27,117)	$ (1,090)	$ (45,241)	$ (8,303)	$ (81,751)
Less: Income tax (benefit) expense	(4,429)	(3,096)	(2,907)	1,680	(8,752)	7,663	515	9,672	3,331	21,181
Less: Net realized and unrealized gains (losses) (1)	(9,624)	(3,420)	(13,766)	–	(26,810)	33,601	1,348	48,555	–	83,504
Plus: Intangibles amortization (2)	3,834	–	–	–	3,834	2,168	–	–	–	2,168
Plus: Stock-based compensation	372	165	8	520	1,065	351	–	151	1,169	1,671
Plus: Non-recurring expenses	270	–	–	–	270	2,195	–	–	407	2,602
Plus: Non-cash fair value adjustments	–	–	(657)	–	(657)	–	–	351	–	351
Less: Tax on adjustments	825	739	2,895	354	4,813	(10,127)	(577)	(10,197)	(1,918)	(22,819)
Adjusted net income	$ 12,776	$ 7,465	$ 567	$ (7,653)	$ 13,155	$ 8,734	$ 196	$ 3,291	$ (5,314)	$ 6,907
Adjusted net income	$ 12,776	$ 7,465	$ 567	$ (7,653)	$ 13,155	$ 8,734	$ 196	$ 3,291	$ (5,314)	$ 6,907
Average stockholders' equity	285,885	65,533	113,218	(79,166)	385,470	274,922	33,656	147,480	(78,182)	377,876
Adjusted return on average equity	17.9%	45.6%	2.0%	NM%	13.7%	12.7%	2.3%	8.9%	NM%	7.3%

	Trailing Twelve Months Ended March 31, 2021				
		Tiptree Capital			
	Insurance	Mortgage	Other	Corporate Expenses	Total
Income (loss) before taxes	$ 75,593	$ 45,269	$ (1,007)	$ (37,564)	$ 82,291
Less: Income tax (benefit) expense	(15,817)	(10,677)	1,045	9,413	(16,306)
Less: Net realized and unrealized gains (losses)	(29,421)	(750)	5,347	–	(24,824)
Plus: Intangibles amortization	10,879	–	–	–	10,879
Plus: Stock-based compensation	2,308	2,647	31	2,523	7,509
Plus: Non-recurring expenses	1,493	–	624	351	2,468
Plus: Non-cash fair value adjustments	–	–	(3,149)	–	(3,149)
Less: Tax on adjustments	2,430	(642)	(1,118)	(1,859)	(1,189)
Adjusted net income	$ 47,465	$ 35,847	$ 1,773	$ (27,406)	$ 57,679
Adjusted net income	$ 47,465	$ 35,847	$ 1,773	$ (27,406)	$ 57,679
Average stockholders' equity	275,047	51,986	122,091	(78,256)	370,868
Adjusted return on average equity	17.3%	69.0%	1.5%	NM%	15.6%

(1) For the three months ended March 31, 2021, included $48 of incentive fees paid with respect to specific unrealized and realized gains that are added-back to Adjusted net income.

(2) Specifically associated with acquisition purchase accounting. See Note (3) Acquisitions.

17

TiptreeInc. ir@tiptreeinc.com